GOLDMAN SACHS TRUST II

Active Equity Multi-Manager Funds

Class P Shares of the

Multi-Manager U.S. Small Cap Equity Fund

Supplement dated June 3, 2026 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2026

At a meeting held on June 3, 2026, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of Goldman Sachs Trust II (the “Trust”) approved a proposal to liquidate the Multi-Manager U.S. Small Cap Equity Fund (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund is expected to be liquidated on or about June 23, 2026 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Fund will no longer be available for purchase as of the close of business on June 5, 2026, except that existing shareholders of the Fund may continue to purchase shares of the Fund until June 10, 2026. To the extent there are any dividend or distribution payments made prior to the Liquidation Date with respect to the Fund, they will continue to be paid either in cash, in additional shares of the Fund, or in shares of other Goldman Sachs Funds, depending on each shareholder’s current election, as disclosed in the Prospectus.

Liquidation of Assets. Effective immediately, the Fund may depart from its stated investment objectives and policies as it prepares to liquidate and distribute its assets to shareholders. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record of the Fund on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets, except for cash or cash equivalents in an estimated amount necessary to discharge any known or reasonably ascertainable liabilities expected to be incurred following the Liquidation Date, plus accrued and unpaid earnings of the Fund at the time of liquidation. The liquidation of the Fund’s portfolio will result in increased transaction costs, which must be borne by the Fund and its shareholders and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in cash or in-kind, as provided in the Prospectus. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge.

Certain shareholders may redeem all or a portion of their shares of the Fund before the Liquidation Date, and as a result the Fund and its remaining shareholders may experience adverse effects. These shareholder redemptions may also negatively impact the Fund’s net asset value per share.

This Supplement should be retained with your Prospectus and SAI for future reference.

MMSMXSTK 06-26